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                                                                   EXHIBIT 10.42


                        STANDARD SHOPPING CENTER LEASE

This Lease made this 31st day of December, 1997, The Raymond Malooly Trust (hereinafter "Landlord") and B. Higginbotham Enterprises Inc. , (hereinafter "Tenant", whether one or more).

     Witnesseth:

     In consideration of the rents, covenants and agreements herein set forth, Landlord and Tenant enter into the following agreement:

     1.   LEASE OF PREMISE. Landlord hereby Leases to Tenant, and Tenant hereby
          ----------------
rents from Landlord, space D 107 and 108 in the Alto Mesa Shopping Center ("the Center"), located at 5200 N. Mesa El Paso, TX. 79912, said location being more
                     -----------
particularly described in Exhibit "A" attached hereto. The space Leased hereunder is outlined on Exhibit "A" (herein called "the premise"), width a front with of approximately 40 feet, and a depth of approximately 50 feet, measured to the Center line of all party walls, to the exterior face of all other walls, and to the building line where there is no wall, containing approximately 2,000 square feet (the actual number of square feet, when the Premises are completed, being herein called "the Store Area").

     2.   TERM. The term of this Lease shall be for 24 months, commencing on
          ----
the 1st day of February, 1998 (the "Commencement Date") and ending 24 months from that date unless terminated earlier as herein provided, except that in the event that the Commencement date is a date other than the first day of a calendar month, said term shall extend for 24 months in addition to the remainder of the calendar month following the Commencement Date.

     3.   RENT.
          ----

     3.1. BASE RENT. Tenant shall pay base rent to Landlord for the Premises
          ---------
as follows: ($1,400.00 per month), one thousand four hundred and 00/100. per month until the end of the Lease Term, which totals $ 33, 600.00 over the Term of the Lease. Said monthly base rental shall be paid in accordance with Paragraph 5.1 hereof.

     4.   SECURITY DEPOSIT. Concurrently with Tenant's execution to this Lease,
          ----------------
Tenant shall deposit with Landlord of $1,400.00 which shall be held by Landlord in accordance with Paragraph 6.

     5.   RENT PAYMENTS.
          -------------

     5.1. BASE RENT. Said monthly rent shall be paid in advance on the first day
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of each month of the Term, with proration to occur for any partial month if the
Commencement Date is other than on the first day of a calendar month. All rentals to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice, or demand, on or before the first day of each and every month during the Term hereof, and at such a place or places as may be designated from time to time by Landlord.

     5.2. TENANT'S SHARE. For purposes of this Lease, the term "Tenant's Share"
          --------------
shall mean the fraction, the numerator of which is the Store Area and the denominator of which is the total number of square feet of rentable space in the Center.

     5.3. OBLIGATION TO PAY RENT. Tenant's obligation to pay rent under this
          ----------------------
Lease is an independent covenant and no act or circumstance, regardless of whether such act or circumstance constitutes a breach of this Lease by Landlord, shall release Tenant of its obligation to pay rent as required by this Lease.

     6.   SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease,
          ----------------
Tenant shall deposit with Landlord the sum of $1,400.00 which shall be held by Landlord, without obligation for interest or segregation, as

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security for performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any default by Tenant, Landlord may, without prejudice to any other available remedy, use such fund to make good any rent arrearage or any other demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is no later than thirty (30) days from the date of termination of this Lease.

     7.   LATE CHARGES. Tenant agrees to pay a late charge of ten (10) percent
          ------------
as additional rent for each payment due hereunder that is more than five (5) days delinquent. In addition to said late charge, any rental or other amount due from Tenant under this Lease which is more than thirty (30) days delinquent shall bear interest from the date such rental or other amount was due at the rate of eighteen (18) percent per year. Any rental and/or other payments due hereunder returned to Landlord marked "Insufficient Funds" will entitle Landlord to collect an additional twenty-five ($25.00) dollars from Tenant for each such payment.

     8.   QUIET ENJOYMENT. Landlord conveys and agrees that upon Tenants' paying
          ---------------
rent and performing all of the covenants and conditions set forth in this Lease, Tenant shall, subject to all easements, rights-of-way, and prescriptive rights, and all presently recorded instruments which affect the Premises, peaceably and quietly have, hold and enjoy the Premises for the term provided in this Lease.

     9.   CONDUCT OF BUSINESS OF TENANT.
          -----------------------------

     9.1. USE OF PREMISES. The Premises shall be occupied and used by Tenant
          ---------------
solely for the purpose of conducting therein the business of audio/visual systems installation and rental. Tenant's acceptance of occupancy from Landlord shall constitute acknowledgment by Tenant that Tenant has inspected the Premises and the Center of which the Premises are a part and that same are suitable for Tenant's intended use thereof as stated in this Paragraph. Tenant recognizes and agrees that Landlord is making no warranties, expressed or implied, as to the suitability of the premises or the Center for any particular use.

     9.2. PROMPT OCCUPANCY AND USE. Tenant will occupy the Premises upon the
          ------------------------
Commencement Date and thereafter continuously operate and conduct in 100% of the Premises the business permitted under Paragraph 9.1 hereof, with a full staff and full stock of merchandise, using only such minor portions of the Premises for storage and office purposes as are reasonably required.

     9.3. CONDUCT OF BUSINESS.  Such business shall be conducted:
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          (a)  In the Tenant's own name or under the name of:

                    Higginbotham Audio/Visual Solutions unless another name is previously approved in writing by the Landlord, and:

          (b) In such manner as shall assure the transaction of a maximum volume of business in and at the Premises.

     9.4. OPERATION BY TENANT.  Tenant covenants and agrees to the following:
          -------------------

          (a) Tenant shall not place or maintain any merchandise, vending machines or other articles in any vestibule or entry of the Premises or outside the premises.

          (b) Tenant shall store garbage, trash, rubbish and other refuse in rat-proof and insect-proof containers inside the Premises. Tenant shall remove the same frequently and regularly, subject to direction of Landlord by such means and methods and at such times and intervals as are designated by Landlord, all at Tenant's cost.

          (c) Tenant shall not permit any audible sound system or objectionable visible advertising medium outside the Premises.

          (d) Tenant shall keep all mechanical equipment free of vibration and noise, and in good working order and condition.

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           (e)  Tenant shall not commit or permit waste or a nuisance upon the
Premises, and shall not permit or cause odors to emanate or be dispelled from the Premises.

           (f) Tenant shall not solicit business in the Common Area nor distribute advertising matter in or upon the Common Area.

           (g) Tenant shall not permit the loading or unloading, or the parking or standing of delivery vehicles outside any area not designated therefore, nor permit any use of vehicles which will interfere with the use of the Common Area in the Center nor permit its employees to park anywhere in the Center other than those areas designated from time to time by Landlord as "employee parking areas".

           (h) Tenant shall comply with all laws, recommendations, ordinances, rules and regulations of governmental agencies whether public or private and other authorities and agencies, including those with authority over insurance rates, with respect to the use or occupancy of the Premises.

           (i) Tenant shall not permit any noxious, toxic or corrosive fuel or gas, dust, dirt or fly ash on the Premises, nor place a load on any floor in the Center which exceeds the floor load per square foot which such floor was designed to carry.

           (j) Landlord shall have the exclusive right to use all or part of the roof, side and rear walls of the Premises for any purpose, including but not limited to erecting signs or other structures on or over all or any part of the same, erecting scaffolds and other aids to the construction and installation of the same, and installing, maintaining, using, repairing, and replacing pipes, duct, conduits and wires leading through, to or from the Premises and serving other parts of the Center in locations which do not materially interfere with Tenant's use of the Premises; and

           (k) Tenant shall have no rights whatsoever to the exterior or exterior walls, or the roof of the Premises or any portion of the Center outside the Premises, except as otherwise provided in this Lease.

     9.5.  STORAGE.  Except in emergencies, Tenant shall have in the Premises
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only merchandise which Tenant intends to sell at retail in or from the Premises.

     9.6.  SALES AND DIGNIFIED USE. No public or private auction or any fire,
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"going out of business," bankruptcy or similar sales or auctions shall be conducted in or from the Premises. The Premises shall not be used except in a dignified and ethical manner consistent with the general high standards of merchandising in the Center and not in a disreputable or immoral manner or in violation of the national, state or local laws.

     10.   PARKING AND USE OF COMMON AREA AND FACILITIES.
           ---------------------------------------------

     10.1. COMMON AREA.
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           10.1.1. All parking areas, access roads and facilities furnished, made available or maintained by Landlord in or near the Center, including employee parking areas, truck ways, driveways, loading docks, delivery areas, package pickup stations, pedestrian sidewalks, malls (including enclosed malls), courts and ramps, landscaped areas, retaining walls, stairways, bus stops, first aid and comfort stations, lighting facilities, and other areas and improvements provided by Landlord for the general use in common of Tenants and their customers in the Center (all herein collectively called the "Common Area") shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to the Common Area.

           10.1.2. Landlord shall have the right, from time to time, to: (a) change the size, location, shape and arrangement of parking areas and the other Common Area provided, however, that size of parking areas on the Center, as shown upon Exhibit "A", shall not be substantially reduced; (b) restrict parking by Tenants and their employees to designated areas; (c) construct surface, subsurface or elevated parking areas and facilities; (d) establish and/or change the level or grade of parking surfaces; (e) enforce parking charges (by meter or otherwise) with appropriate provisions for ticket validating; and (f) do and perform such other acts in and to the Common Area as Landlord, in its sole discretion reasonably applied, deems advisable for use thereof by Tenants and their customers.

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           10.1.3. Any condemnation or taking by any public authority, or any sale in lieu of condemnation of any or all of said parking areas located on the Common Area shall not constitute a violation of any covenant by Landlord or entitle Tenant to terminate this Lease nor to any abatement of rent due hereunder.

     10.2. USE OF COMMON AREA. Tenant and Tenant's business invitees, employees
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and customers shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use the Common Area, subject to such reasonable regulations as Landlord may from time to time impose, and the rights of Landlord set forth above. Tenant shall pay Landlord, upon demand, $20.00 for each day on which a car of Tenant or a concessionaire, employees or agent of Tenant is parked outside any area designated by Landlord for employee parking. Tenant authorizes Landlord to cause any such car to be towed from the Center and Tenant shall reimburse Landlord for the cost thereof upon demand, and otherwise indemnify and hold Landlord harmless with respect thereto. Tenant shall abide by all rules and regulations and cause its concessionaires, officers, employees, agents, customers and invitees to abide thereby. Landlord may at any time close temporarily all or any part of the Common Area to make repairs or changes, to prevent the acquisition of public rights therein, to discourage non customer parking, or for any other reasonable purpose. Tenant shall furnish Landlord license numbers and descriptions of cars used by Tenant and its concessionaires, officers and employees. Tenant shall not interfere with the other Tenants' rights to use any part of the Common Area.

     11.   RULES AND REGULATIONS. Tenant and Tenant's agents, employees and
           ---------------------
invitees shall faithfully observe and comply with all reasonable rules and regulations promulgated by the Landlord for the safety, care or cleanliness of the Center, and for the preservation of good order therein. Landlord shall not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the Center for any of the rules and regulations.

     12.   MAINTENANCE OF PREMISES.
           -----------------------

     12.1. MAINTENANCE BY LANDLORD. Landlord shall keep or cause to be kept the
           -----------------------
foundations, roofs, (except for HVAC portions as provided in Section 12.2) and structural portions of the walls of the Premises in good order, repair and condition except damage thereto due to the acts or omissions of Tenant, Tenant's employees, or invitees. Landlord shall commence required repairs as soon as reasonably practical after receiving written notice from Tenant thereof. Except as provided in this Paragraph, Landlord shall not be obligated to make repairs, replacements or improvements of any kind upon the Premises or to any equipment, merchandise, stock in trade, facilities or fixtures therein, all of which shall be Tenant's responsibility.

     12.2. MAINTENANCE BY TENANT. Tenant shall at all times keep the Premises
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(including all entrances and vestibules) and all partitions, windows, window frames, molding, glass, door openers, fixtures, equipment and appurtenances thereof (including lighting, electrical and plumbing equipment and appurtenances and all interior and exterior heating, ventilation and air-conditioning equipment "HVAC" systems) and all parts of the premises not required herein to be maintained by Landlord in good order, condition and repair, in clean, orderly, sanitary and safe condition. Damage by unavoidable casualty excepted including but not limited to doing such things as necessary to cause the Premises to comply with applicable laws, rules, regulations and orders of governmental and public bodies and agencies. If replacement of equipment, fixtures and appurtenances thereto are necessary, Tenant shall replace the same with equipment, fixtures and appurtenances of the same quality, and shall repair all damages done in or by such replacement. If Tenant fails to perform its obligations hereunder, Landlord without notice may, but shall not be obligated to perform Tenant's obligations or perform work resulting from Tenant's actions or omissions and add the costs of the same to the next installment of minimum monthly rent due hereunder, together with interest thereon at the rate of eighteen percent (18) per annum.

     12.3. SURRENDER OF PREMISES. At the termination of this Lease, Tenant shall
           ---------------------
surrender the Premises in the same condition as they were on the Commencement Date, reasonable wear and tear excepted, and deliver all keys for, and all combinations on locks, safes and vaults in the Premises to Landlord.

     12.4. FIRE EXTINGUISHERS. Tenant agrees to supply and maintain at its own
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expense any fire extinguishers or other fire prevention equipment required by law, rules, orders, ordinances, and regulations of city,

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county, or state in which the Premises are located and/or required by any underwriters association, bureau, or any other similar body having jurisdiction involving the Premises.

     13.   ALTERATIONS, FIXTURES AND SIGNS.
           -------------------------------

     13.1. ALTERATIONS. Tenant will not paint, decorate or change the
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architectural treatment or any part of the exterior of the Premises, nor any part of the interior of the Premises visible from the exterior, without Landlord's prior written approval thereto, and will promptly remove any paint, decoration, alteration, addition or changes applied or installed without Landlord's approval or take such other action with respect thereto as Landlord directs. Tenant will install and maintain at all times merchandise displays in any show windows on the Premises subject to the other provisions of this Paragraph. The arrangement, style, color and general appearance thereof of displays in the interior of the Premises which are visible from the exterior including, but not limited to, window displays, advertising matter, signs, merchandise and store fixtures shall be maintained in keeping with the character and standards of the Center. Tenant shall not make any structural alterations, additions or changes to the Premises. If Landlord grants consent to any requested alterations, the alterations shall be performed in a good and workmanlike manner in accordance with all applicable legal requirements and any restrictions which may be imposed by landlord as a condition to its consent.

     13.2. FIXTURES. All fixtures installed by Tenant shall be new or completely
           --------
reconditioned.

     13.3. REMOVAL AND RESTORATION BY TENANT. All alterations, changes and
           ---------------------------------
additions and all improvements, including Leasehold improvements made by Tenant, or made by Landlord on Tenant's behalf (all such items collectively referred to as "Tenant's Additions"), whether or not paid for wholly or in part by Landlord, shall remain Tenant's properly for the term of this Lease. Tenant's Additions (but not including items used primarily in the conduct of Tenant's business and commonly considered "trade fixtures") shall immediately upon the termination of this Lease become Landlord's property, be considered part of the premises, and not be removed at or prior to the end of the term of this Lease without Landlord's prior written consent. Upon termination of the Lease, Tenant shall remove its trade fixtures and shall repair any damages to the Premises caused thereby.

     13.4. TENANT SHALL DISCHARGE ALL LIENS. Tenant shall promptly pay all
           --------------------------------
contractors and materialmen and will not permit or suffer any lien to attach to the center or any part thereof, and indemnify and save harmless Landlord against the same. Landlord shall have the right to require Tenant to furnish a bond or other indemnity satisfactory to Landlord prior to the commencement of any work by Tenant on the Premises, or if any lien attaches or is claimed, to require such a bond or indemnity in addition to all other remedies. Tenant shall discharge any such lien within ten (10) days of the filing thereof.

     13.5. CENTER SIGN. Landlord may install a Center sign, which will be
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changed, altered or modified either through an electrical or computerized method or manually, for the purpose of promotional advertising for seasonal items, specials and the like, hereinafter referred to as the "Center Sign". Should Landlord install a Center Sign, Landlord may, at its option and conditioned on the availability of space on such a sign, to allow Tenant to use the Center
Sign. If space on the Center Sign is used by Tenant, Tenant shall pay to Landlord, as additional rent, the monthly sum of $ N/A for said use. Landlord reserves the right to increase said amount if Landlord determines an increase is necessary to cover its expense in operating the Center sign. Tenant agrees to pay any such increase upon demand by Landlord.

     13.6. SIGNS, AWNINGS, AND CANOPIES. Tenant will not place or permit on any
           ----------------------------
exterior door or window or any wall of the Premises or otherwise, any sign, awning, canopy, advertising matter, decoration, lettering or other items of any kind which does not comply with the Sign Criteria set forth in Exhibit "B" attached hereto.

     14.   PERSONAL PROPERTY TAXES. During the term of this Lease, Tenant shall
           -----------------------
pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises.

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     15.   UTILITIES. Tenant agrees to pay all utilities, before delinquency,
           ---------
(including, but not limited to, water, sewer, power, electricity, telephone, garbage removal, water meter charges and hookup or connection fees or charges) which may accrue with respect to the Premises during the term of this Lease, regardless of whether the same be charged or assessed at a flat rate, measured by separate meters or prorated by the utility company or Landlord. Additionally, Tenant shall pay to Landlord, as additional rent, upon demand, Tenant's share of any utilities which are not separately metered in the event that Landlord incurs any such expenses for the benefit of Tenant. Tenant agrees to reimburse Landlord for the entire cost thereof promptly upon demand. Landlord shall in no event be liable to Tenant for any interruption in the service of any such utilities to the Premises, howsoever such interruption may be caused and this Lease shall continue in full force and effect despite any such interruptions.

     16.   INSURANCE.
           ---------

     16.1. LANDLORD'S OBLIGATION. Landlord shall procure and maintain at its own
           ---------------------
expense during the term of this Lease, all risk property and general liability insurance coverage on the buildings and Common Areas in the Center as Landlord deems appropriate.

     16.2. TENANT'S OBLIGATION.
           -------------------

           16.2.1. ALL RISK PROPERTY AND GENERAL LIABILITY. Tenant, as
                   ---------------------------------------
additional rent shall pay to Landlord an amount equal to Tenant's Share of all premiums paid by Landlord for all risk property and general liability insurance on the buildings in the Center as described in Paragraph 16.1. Tenant's share of premiums paid is payable as additional rent in accordance with Paragraph 5.3.

           16.2.2. PLATE GLASS. Tenant, during the term of this Lease, shall
                   -----------
carry full coverage insurance on all plate glass in the Premises and cause the same to be replaced if chipped, cracked or broken.

           16.2.3. LIABILITY. Tenant shall procure and maintain a policy or
                   ---------
policies of insurance, insuring both Landlord and Tenant, against all claims, damages, or actions arising out of or in connection with Tenant's use or occupancy of the Premises or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $500,000.00 per occurrence and in an amount not less than $1,000,000.00 in the general aggregate for bodily injury and property damage. Said policy or policies shall additionally include Fire Legal liability insurance coverage in the maximum allowable amount.

           16.2.4. PERSONALTY COVERAGE. Tenant also agrees to carry insurance
                   -------------------
against fire and such other risks as are from time to time included in standard extended coverage insurance for the full insurable value covering all of Tenant's merchandise, trade fixtures, furnishings, wall coverings, floor coverings, carpeting, drapes, equipment and all items of personal property of Tenant located on or within the Premise. Such policy or policies shall contain an endorsement in favor of Landlord, waiving such insurance company's rights of subrogation against Landlord. All property of Tenant kept in the Premises shall be so kept at Tenant's risk only.

           16.2.5. CONSTRUCTION LIABILITY. Tenant, at its own cost and expense,
                   ----------------------
shall obtain and maintain (to the extent reasonably procurable) at all times when demolition, excavation, or construction is in progress on the Premises, construction liability insurance with responsible insurance companies duly authorized to contract business in Texas and approved by Landlord, with limits of not less than $500,000.00 for property damage insurance and liability per occurrence and $1,000,000.00 in the general aggregate for bodily injury and property damage, protecting Landlord and Tenant as well as such other person or persons as Tenant may designate against any and all liability for injury or damage to any person or property in any way arising out of such demolition, excavation, or construction work.

           16.2.6. FORM OF INSURANCE. All policies required of Tenant hereunder
                   -----------------
shall: (i) be issued by a reputable insurance company qualified to do business in the state where the Premises are located; (ii) shall name Landlord as an additional insured and Tenant as the named insured; (iii) shall provide that they cannot be canceled for any reason unless Landlord is given forty-five (45) days prior written notice by the insurer. A duly executed certificate of insurance shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective

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policy terms. Landlord shall have the right to review said insurance amounts at least yearly during the term of this Lease and require Tenant to increase said insurance policies to provide coverage in such amounts as Landlord, in its sole discretion deems necessary. Tenant agrees to procure and maintain said increased insurance coverage.

     16.3. MUTUAL WAIVER OF SUBROGATION RIGHTS. Landlord and Tenant and all
           -----------------------------------
parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered by valid and collectible insurance on the Premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof; provided that such release shall not operate in any case where the effect is to invalidate such insurance coverage. This release shall apply even if the loss or damage shall be caused by the fault or negligence of a party hereto or for any person for which such party is responsible.

     16.4. WAIVER. Landlord, its agent or employees shall not be liable, and
           ------
Tenant waives all claims for damages (except claims caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents or employees), including but not limited to consequential damages to person, property or otherwise sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon any part of the Premises or the Center, including but not limited to, claims for damage resulting from: (a) any equipment or appurtenances becoming out of repair; (b) Landlord's failure to keep any part of the Center or Premises in repair; (c) injury done or caused by wind, water, or other natural elements; (d) any defect in or failure of plumbing, heating, and air conditioning equipment, electric wiring or installation thereof, gas, water and steam pipes, stairs, porches, railings or walks; (e) broken glass; (f) the backing up any sewer pipe or down spout; (g) the bursting, leaking or running of any tank, tub, washstand, water, snow, or ice upon the Premises; (h) the falling of any fixture, plaster or stucco, (i) damage to or loss by theft or otherwise of property of Tenant or others; (J) acts or omissions of persons in the Premises, other Tenants in the Center, occupants of nearby properties, or any other persons; (k) any act or omission of owners of adjacent or contiguous property; (l) any fire or casualty and (m) any act of public enemy, criminal conduct, insurrection or war. All property of Tenant kept in the Premises shall be so kept at Tenant's risk only and Tenant shall save Landlord harmless from claims arising out of damage to the same.

     17.   RIGHT OF ENTRY. Landlord, its agents and employees, shall have the
           --------------
right to enter the Premises from time to time at reasonable times to examine the Premises, to show them to prospective purchasers and other persons and to make such repairs, alterations, improvements or additions as Landlord deems desirable. Rent shall in no wise abate while any such repairs, alterations, improvements or additions are being made. During the last six (6) months of the term of this Lease, Landlord may exhibit the Premises to prospective Tenants and maintain upon the Premises notices deemed advisable by Landlord. In addition, during any apparent emergency, Landlord, its agents and employees, may enter the Premises forcibly without liability therefore and without in any manner affecting Tenant's obligations under this Lease. Nothing herein contained however, shall be deemed to impose upon Landlord any obligation responsibility or liability whatsoever for any care, maintenance or repair except as otherwise herein expressly provided.

     18.   INDEMNIFICATION. Tenant shall indemnify and save harmless Landlord
           ---------------
from and against any and all liability, liens, claims, demands, damages, expenses, fees, costs, fines, penalties, suits, proceedings, actions and causes of action of any and every kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the Premises or Tenant's operations, conduct or activities in the Center. Tenant authorizes Landlord (although expressly recognizing that Landlord is under no obligation to do so) to defend, settle or compromise any claims, demands, suits, proceedings or the like which may represent an indemnifiable obligation of Tenant hereunder. Such action or inaction by Landlord shall in no way effect Tenant's indemnity obligations as provided herein.

     19.   SUBORDINATION AND ATTORNMENT. Tenant accepts this Lease subject and
           ----------------------------
subordinate to any mortgage, deed of trust, or other lien presently existing on the Premises or the Center as a whole, and to any renewals and extensions thereof; but, Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust, or other lien hereafter placed on the Premises or the Center as a whole and Tenant agrees on demand to execute such further instruments subordinating

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this Lease as Landlord may request, provided such subordination shall be on the express condition that this Lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. Tenant covenants and agrees that upon foreclosure of any deed of trust, mortgage or other instrument of security and the sale of the Premises or Center pursuant to any such document, to attorn to any purchaser at such a sale and to recognize such purchaser as the Landlord under this Lease. The agreement of Tenant to attorn to any purchaser pursuant to such a foreclosure sale or trustee's sale in the preceding sentence shall survive any such sale.

     20.   ESTOPPEL CERTIFICATE. Tenant shall at any time, upon the request of
           --------------------
Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of such modification and certifying that the Lease as modified is in full effect), the dates to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. The parties agree that any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the Center. Tenant's failure to deliver such statement within ten (10) days after Landlord's request for the same, shall be conclusive upon Tenant that: (i) this Lease is in full force and effect; (ii) there are no uncured defaults in Landlord's performance and (iii) not more than one month's rent or other charge has been pain in advance.

     21.   DAMAGE AND DESTRUCTION. If the Premises are hereafter damaged or
           ----------------------
destroyed or rendered partially untenantable for their accustomed use by fire or other casualty insured under the coverage which Landlord is obligated to carry hereunder, Landlord shall promptly repair the same to substantially the condition which they were in immediately prior to the happenings or such casualty (excluding stock in trade, fixtures furniture, furnishings, carpeting, floor covering, wall covering, drapes and equipment). From the date of such casualty, until the Premises are so repaired and restored, the monthly rent payments hereunder shall abate in such proportion as the part of said Premises thus destroyed or rendered untenantable bears in the total Premises; provided however, that Landlord shall not be obligated to repair and restore if such casualty is caused directly or indirectly by the negligence of Tenant, its agents or employees; and provided further, that Landlord shall not be obligated to expend for such repair or restoration an amount in excess of the insurance proceeds recovered as a result of such damage. Notwithstanding that above, if the Premises are wholly or partially damaged, destroyed or rendered untenantable for their accustomed use by fire or other casualty then Landlord shall have the right to terminate this Lease effective as of the date of such casualty by giving Tenant, within sixty (60) days after the happening of such casualty, written notice of such a termination if such notice is given, this Lease shall terminate and Landlord shall promptly repay to Tenant any rent paid in advance which was not earned at the date of such a casualty. If said notice is not given and Landlord is required or elects to repair or restore the Premises as herein provided, then Tenant shall promptly repair or replace its stock in trade fixtures, furnishings, furniture, carpeting, wall covering, floor covering, drapes and equipment to the same condition as they were in immediately prior to the casualty and, if Tenant has closed its business, Tenant shall promptly reopen for business upon the completion of such repairs.

     22.   EMINENT DOMAIN.
           --------------

     22.1. EMINENT DOMAIN. If 10% or more of the Premises or 15% or more of the
           --------------
Center shall be acquired or condemned by right of eminent domain for any public or quasi-public use or purpose then Landlord at its election may terminate this Lease by giving notice to Tenant of its election, and in such event, rentals shall be apportioned and adjusted as of the date of termination. If the Lease shall not be terminated as aforesaid, then it shall continue in full force and effect, and Landlord shall within a reasonable time after possession is physically taken (subject to delays due to shortage of labor, materials or equipment, labor difficulties, breakdown of equipment, governmental restrictions, fires, other casualties or other causes beyond the reasonable control of Landlord) to repair or rebuild what remains of the Premises for Tenant's occupancy, and a just proportion of the rent shall be abated, according to the nature and extent of the injury to the Premises, until such repairs and rebuilding are completed, and thereafter for the balance of the term of this Lease.

     22.2. DAMAGES. Landlord reserves and Tenant assigns to Landlord, all rights
           -------
to damages on account of any taking or condemnation or any act of any public or quasi-public authority for which damages are payable.

Tenant shall execute such instruments of assignment as Landlord requires, join with Landlord in any action for the recovery of damages if requested by Landlord, and turn over to Landlord any damages recovered in any proceeding. If Tenant fails to execute instruments required by Landlord, or undertakes such other steps as requested, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such other steps on behalf of Tenant. However, Landlord does not reserve any damages payable for trade fixtures installed by Tenant at its own cost which are not part of the realty.

     23.   ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or any
           -------------------------
interest therein, whether voluntarily, by operation of law, or otherwise, and shall not sublet the Premises or any part thereof except by written permission and consent of Landlord being first had and obtained. Consent of Landlord to any such assignment or subletting shall not be unreasonably withheld if: (i) at the time of such assignment or subletting Tenant is not in default in the performance and observance of any of the covenants and conditions of this Lease;
(ii) the assignee or subtenant of Tenant shall expressly assume in writing all of Tenant's obligations hereunder; (iii) Tenant shall provide proof to Landlord that the assignee or subtenant has a financial condition which is satisfactory to Landlord and Landlord's lender; (iv) the Premises continue to be used solely for the purpose set forth in Paragraph 9.1; (v) in Landlord's opinion the proposed operation of the prospective assignee or subleasee will generate percentage rental at Lease equal that currently paid by Tenant; (vi) the assignee or subtenant is, in Landlord's opinion, capable of operating such business; and (vii) the assignee or subtenant agrees to pay such additional rent, if any, as Landlord desires to charge. In connection with any such assignment or sublease, Tenant or the assignee or subtenant of Tenant shall pay to Landlord any legal and administrative costs incurred by Landlord in approving such assignment or subletting, not to exceed $1,000.00. Any such assignment or sublease, even with the approval of Landlord, shall not relieve Tenant from liability for payment of all forms of rental and other charges herein provided or from the obligations to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or subletting of the premises. Consent to any assignment or subletting shall not be deemed a Consent to any future assignment or subletting. Any merger, consolidation or transfer of corporate shares of Tenant, if Tenant is a corporation, so as to result in a change in the present voting control of the Tenant by the person or persons owning a majority of said corporate shares on the date of this Lease, shall constitute an assignment and be subject to the conditions of this Paragraph. If Tenant is a general partnership having one or more corporations as partners, the provisions of the proceeding sentence shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder. Moreover, in the event that the rental due and payable by a sublessee or a combination of the rental payable under such sublease plus any bonus or other consideration therefore or incident thereto exceeds the rent payable under this Lease or if with respect to a permitted assignment, permitted licenses or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee as the case may be. Finally in the event of any assignment or subletting it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without reduction of any kind, and upon election by Landlord such rentals shall be paid directly to Landlord.

     24.   LANDLORD'S PERFORMANCE FOR ACCOUNT OF TENANT. If the Tenant shall
           --------------------------------------------
continue in default in the performance of any of the covenants or agreements herein contained after the time limit for the curing thereof, then Landlord may perform the same for the account of Tenant. Any amount paid or expense or liability incurred by Landlord in the performance of any such matter for the account of Tenant shall be deemed to be additional rent and the same (together with interest thereon at the rate of eighteen percent (18%) per year from the date upon which any such expense shall have been incurred) may, at the option of Landlord, be added to any rent then due, or thereafter falling due hereunder.

     25.   DEFAULT BY TENANT.
           -----------------

     25.1. EVENTS OF DEFAULT. The following shall be considered for all purposes
           -----------------
to be events of default under and a breach of this Lease: (a) any failure of Tenant to pay any rent or other amount when due hereunder; (b) any failure by Tenant to perform or observe any other of the terms, provisions, conditions and covenants of this

Lease for more than ten (10) days after written notice of such failure; (c) Landlord determining that Tenant has submitted any false report required to be furnished hereunder; (d) if Tenant shall do anything upon or in connection with the Premises or the construction of any part thereof which directly or indirectly interferes in any way with or results in a work stoppage in connection with construction of any part of the Center or any other Tenant's space; (e) Tenant shall become bankrupt or insolvent, or file or have filed against it a petition in bankruptcy or for reorganization or arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or Tenant makes an assignment for the benefit of creditors; (f) if Tenant abandons, vacates or does not do business in the Premises for ten (10) days; (g) this Lease, Tenant's interest herein or in the Premises, any improvements thereon, or any property of Tenant is executed upon or attached; or
(h) the Premises comes into the hands of any person other than expressly permitted under this Lease.

     25.2. LANDLORD'S REMEDIES. Upon the occurrence of any event of default
           -------------------
specified in this Lease, Landlord, without a grace period, demand or notice (the same being hereby waived by Tenant, and in addition to all other rights or remedies Landlord may have for such default, shall have the right to pursue any one or more of the following remedies:

           (a) Thereupon or any time thereafter, change the locks of the Premises in accordance with Paragraph 25.3:

           (b) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without notice or the need to resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and Tenant agrees to pay to Landlord on demand the amount of all loss and damages which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease term;

           (c) Without terminating this Lease, enter upon and take possession of the Premises, and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, by force if necessary, without notice or the need to resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby. Landlord may make such alternations and repairs as it deems advisable to relet the Premises and relet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rentals and upon such other terms and conditions as Landlord in its sole discretion deems advisable. Upon each such reletting all rentals received by Landlord therefrom shall be applied first to any indebtedness other than rent due hereunder from Tenant to Landlord; second, to pay any costs and expenses of reletting including brokers and attorney's fees and costs of alterations and repairs; third, to rent due hereunder; and fourth, the residue, if any, shall be held by Landlord and applied in payment of future rent as it becomes due hereunder. If rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall immediately pay any such deficiency to Landlord. No reentry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such termination is given by Landlord to Tenant. Notwithstanding any such reletting or reentry or taking possession, without termination, Landlord may at any time thereafter terminate this Lease for any prior breach or default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedy provided by law, nor shall the pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord. If Landlord terminates this Lease for any breach or default by Tenant, in addition to all other remedies provided by law to which Landlord may be entitled, Landlord may recover from Tenant all damages incurred by reason of such breach or default, including, without limitation, all costs of retaking the Premises and the total rent and charges reserved in this Lease for the remainder of the term of this Lease, all of which shall be immediately due and payable by Tenant to Landlord.

     25.3. LOCKOUT PROVISIONS. Upon the occurrence of an event of default under
           ------------------
the Lease, Landlord shall be entitled to change the locks of the Premises. Tenant agrees that entry may be gained for that purpose through use of a duplicate or master key or any other peaceable means, that same may be conducted out of the presence of Tenant if Landlord so elects, that no notice shall be required to be posted by the Landlord on any door to the Premises (or elsewhere) disclosing the reason for such action or any other information and that Landlord shall not be obligated to provide a key to the changed lock to Tenant unless Tenant shall have first:

               (1) Brought current all payments due to Landlord under this Lease; provided, however, that if Landlord has theretofore formally and permanently repossessed the Premises or has terminated this Lease, then Landlord shall be under no obligation to provide a key to the new lock(s) to Tenant regardless of Tenant's payment of past-due rent or other past-due amounts, damages, or any other payment or amounts of any nature or kind whatsoever.

               (2) Fully cured and remedied to Landlord's satisfaction all other defaults of Tenant under this Lease (but if such defaults are not subject to cure, such as early abandonment or vacation of the Premises, then Landlord shall not be obligated to provide the new key to Tenant under any circumstances); and

               (3) Given Landlord security and assurances satisfactory to Landlord that Tenant intends to and is able to meet and comply with its future obligations under this Lease, both monetary and non monetary.

               Landlord will, upon written request by Tenant, at Landlord's convenience and upon Tenant's execution and delivery of such waivers and indemnifications as Landlord may require, at Landlords option either (i) escort Tenant or its specifically authorized employees or agents to the Premises to retrieve personal belongings and effects of Tenant's employees (as opposed to property which is an asset of Tenant or any guarantor), and property of Tenant that is not subject to the Landlord's liens and security interests described herein or (ii) obtain from Tenant a list of such property described (i) above, the arrange for such items to be removed from the Premises and made available to Tenant at such place and at such time in or about the Premises or the Center as Landlord may designate; provided, however, that if Landlord elects option (ii), then Tenant shall be required to pay in cash, in advance to Landlord (a) the estimated costs that Landlord will incur in removing such property from the Premises and making same available to Tenant at the stipulated location, and (b) all moving and/or storage charges theretofore are to be incurred by Landlord with respect to such property. The provisions of this Paragraph 25.3 are intended to override and supersede any conflicting provisions of the Texas Property Code (including, without limitation, Chapter 93 thereof, and any amendments or successor statutes thereto), and of any other law, to the maximum extent permitted by applicable law.

         26.   LANDLORD'S LIEN. To secure the performance of Tenant's obligation
               ---------------
under this Lease, Tenant, as Debtor, and referred to in this Paragraph as "Debtor", hereby grants to Landlord, as "Secured Party", a security interest in and an express contractual lien upon all of Debtors equipment, furniture, furnishings, appliances, goods, trade fixtures, inventory, chattels, and other personal property of Debtor which is now on the Premises or which is placed on the Premises at some later date, and all proceeds from such items. This property shall not be removed from the Premises without the consent of the secured party under this Lease, until this Lease has been paid and discharged, and all the covenants, agreements, and conditions of this lease have been fully complied with and performed by Debtor. Secured Party is authorized and Debtor hereby irrevocably and throughout the term of this Lease (and any extensions or renewals thereof) appoints Secured Party as its attorney-in-fact to prepare and file financing statements signed only by Secured Party as attorney-in-fact on behalf of debtor covering the security described above; moreover, Debtor agrees to sign the same upon request. Notwithstanding the foregoing, secured party is hereby authorized to file a duplicate original or Xerox copy of this Lease as a financing statement located as appropriate. Upon default under this Lease by Debtor, as defined in Paragraph 25.1 hereof, any or all of debtors obligations to secured party, secured hereby shall, at Secured Party's option, be immediately due and payable without notice or demand. In addition to all rights or remedies of Secured Party under this Lease and the law, including the right to a judicial or non-judicial foreclosure, Secured Party shall have all the rights and remedies of a secured party under the uniform commercial Code as enacted in the State of Texas. This security agreement and the security interest hereby created shall survive the termination of this Lease if such termination results from debtor's default. The above-described security interest and lien are in addition to and cumulative of the Landlord's lien provided by the laws of the State of Texas.

         27.   WAIVER OF RIGHTS OF REDEMPTION. To the extent permitted by law,
               ------------------------------
Tenant waives any and all rights of redemption granted by or under any present or future laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant's default hereunder or otherwise.

         28.   DEFAULT BY LANDLORD. Landlord shall in no event be charged with
               -------------------
default in any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after written notice to Landlord by Tenant, specifically describing such failure.

         29.   APPLICATION OF PAYMENT RECEIVED FROM TENANT. Landlord shall have
               -------------------------------------------
the right to apply any payments made by Tenant to the satisfaction of any debt or obligation of Tenant to Landlord according to Landlord's sole discretion and regardless of the instructions of Tenant as to application of any such sum, whether such instructions be endorsed upon Tenant check or otherwise, unless otherwise agreed upon by both parties in writing. The acceptance by Landlord of a check or checks drawn by a party other than Tenant shall not affect Tenant's liability hereunder nor shall it be deemed an approval of any assignment of this Lease by Tenant.

         30.   RESTRICTIVE COVENANT. During the term of this Lease Tenant shall
               --------------------
not directly or indirectly engage in any similar or competing business within a radius of three miles from the outside boundary of the property on which the Center is located.

         31.   NOTICES. All notices required to be given hereunder shall be in
               -------
writing, and shall be served upon the party to be notified or upon its agent, or shall be mailed by certified or registered mail, postage prepaid, to the appropriate address shown below:

               LANDLORD:

               Raymond Malooly, Trustee
               804 Cherry Hill
               El Paso, TX  79912


               TENANT:  Higginbotham, Bob                  Contact:Roger Patrick
               2126 Vanco Dr.                                 Head Accountant
               Irving, TX 75061 (972) 544-0481 Fax (972) 544-1984

               Either party shall have the right to change its principal office by notifying the other party of such change in accordance with this Paragraph.

         32.   SALE OF PREMISES BY LANDLORD. In the event of any sale of the
               ----------------------------
Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligation contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and, the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. Furthermore, in the event of a sale or conveyance by Landlord of the Premises, or the property of which the Premises are a part, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser thereof.

         33.   TITLE OF SHOPPING CENTER. Tenant shall use the name of the Center
               ------------------------
in all Tenant's advertising in connection with Tenant's business at the Premises and for no other purpose, except with Landlord's prior written consent. Tenant shall not have or acquire any interest in the name of the Center. Landlord reserves the right to change the name, title or address of the Center or the address of the Premises at any time, and Tenant waives all claims for damages caused by such change.

         34.   WAIVER. No delay or omission in the exercise of any right or
               ------
remedy of Landlord on any default of Tenant shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlords consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waiver or render unnecessary Landlords consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

         35.   HOLDING OVER AND SUCCESSORS.
               ---------------------------

         35.1. HOLDING OVER. If Tenant holds over or occupies the Premises
               ------------
beyond the term of the Lease (it being agreed there shall be no such holding over or occupancy without Landlord's written consent), Tenant shall pay Landlord for each day of such holding over, a sum equal to twice the monthly rent applicable hereunder at the expiration of the term, prorated for the number of days of such holding over. If Tenant holds over with or without Landlord's written consent, Tenant shall occupy the Premises on a tenancy from month to month and all other terms and provisions of this Lease shall be applicable to such Period.

         35.2. SUCCESSORS. All rights and liabilities herein given or imposed
               ----------
upon the respective parties hereto shall bind and inure to the several respective heirs, successors, administrators, executors and assigns of the parties and if Tenant is more than one person they shall be bound jointly and severally by this Lease. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment was approved by Landlord in writing.

         36.   BROKERS AND FINDERS FEES. Tenant represents and warrants to
               ------------------------
Landlord that it has not engaged a broker or finder and that no claims for brokerage commissions or finders' fees will arise in connection with the execution of this Lease. Tenant agrees to indemnify Landlord against and hold it harmless from any liability or expenses (including attorneys fees) arising from any such claim.

         37.   ENVIRONMENTAL ISSUES.
               --------------------

         37.1. TENANT'S COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant, at Tenants
               -------------------------------------------
expenses, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenants' use of the Premises and with any recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental, zoning and land use matters, and with any directive or order of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupancy of the Premises, hereinafter referred to as "Environmental Laws."

               37.1.1. HAZARDOUS MATERIAL. Tenant shall not cause or permit any
                       ------------------
Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord, which Landlord shall not unreasonably withhold, provided Tenant demonstrates to Landlord's satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises.

         37.2. INDEMNIFICATION. In addition to, and without limitation on the
               ---------------
general indemnity obligations of Tenant under Paragraph 18 of this Lease, Tenant specifically agrees that it shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation diminution in value of the Premises or the Center, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises and sums paid in settlement of claims, attorneys fees, consultant fees and expert fees) which arise during or after the Lease term as a result of any breach by Tenant of its obligations under this Paragraph 37, or any contamination of the Premises or the Center resulting from the presence of Hazardous Material on or about the Premises caused or permitted by Tenant. This indemnification of Landlord or Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or Center. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Center caused or permitted by Tenant results in any contamination of the Premises or Center. Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and/or Center to the condition existing prior to the introduction of any such Hazardous Material to the Premises or Center, provided that Landlord's approval of such actions shall first be obtained, Tenant further agrees to defend Landlord, its agents, employees, and assigns in any administrative or judicial proceeding commenced by private individuals or governmental entities seeking recovery of damages for Personal injury or property damage, or recovery of civil penalties or fines arising out of connected with, or relating to any breach by Tenant of its obligations under this Paragraph 37 or any contamination of the Premises or the Center resulting from the presence of Hazardous Materials on or about the Premises or the Center caused or permitted by Tenant. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

         37.3. HAZARDOUS MATERIAL. As used herein, the term "Hazardous Material"
               ------------------
means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the federal Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Federal Water Pollution Control Act, as amended, the Texas Water Code, as amended, the Texas Solid Waste Disposal Act, as amended, or any other federal, state or local environmental law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted.

         37.4. NOTICE OF CERTAIN EVENTS. Tenant shall immediately advise
               ------------------------
Landlord in writing of: (a) any governmental or regulatory actions instituted or threatened under any Environmental Law affecting the Premises; (b) all claims made or threatened by any third party against Tenant or the Premises relating to damage, contribution, cost recovery, compensation loss or injury resulting from any Hazardous Materials; (c) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises to be classified in a manner which may support a claim under any Environmental Law, and (d) the discovery of any occurrence or condition on the Premises or any real property adjoining or in the vicinity of the Premises which could subject Tenant or the Premises to any restrictions in ownership, occupancy, transferability or use of the Premises under any Environmental Law. Landlord may elect to join and participate in any settlements, remedial actions, legal proceedings or other actions initiated in connection with any claims under any Environmental Law and to have its reasonable attorney's fees paid by Tenant. At its sole cost and expense, Tenant agrees when applicable or upon request of Landlord to promptly and completely cure and remedy every violation of an Environmental Law caused by Tenant or existing on or because of the Premises and to dispose of the same as required by Environmental Laws or by Landlord.

         37.5. ENVIRONMENTAL REVIEW. In the event reasonable evidence exists of
               --------------------
the occurrence or existence of the violation of any Environmental Law on the Premises, Landlord (by its officers, employees and agents) at any time and from time to time may contract for the services of persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Premises for the purpose of determining whether there exists on the Premises any environmental condition which could reasonably be expected to result in any liability cost or expense to the Environmental Laws relating to Hazardous Materials. The Site Reviewers are hereby authorized to enter upon the Premises for purposes of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground this Lease is held testing for environmental damage or the presence of Hazardous Materials on the Premises and the Center and such other tests on the Premises or the Center as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Tenant agrees to supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The results of Site Assessments shall be furnished to Tenant upon request. The cost of Performing such Site Assessments shall be paid by Tenant.

         38.    MISCELLANEOUS.
                -------------

         38.1.  PARTIAL INVALIDITY. If any term, covenant, condition or
                ------------------
provision or by account of Competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

         38.2.  CAPTIONS. The various headings and numbers herein and the
                --------
grouping of the provisions of this Lease into Paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

         38.3.  GENDER: NUMBER. Words of any gender used in this Lease shall be
                ---------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context otherwise requires.

         38.4.  APPLICABLE LAW.  This Lease shall be governed by the laws of the
                --------------
State of Texas.


         38.5.  CORPORATION AS TENANT. If a corporation executes this Lease as
                ---------------------
Tenant, it shall promptly furnish Landlord with certified corporate resolutions attesting to the authority of the officers executing this Lease on behalf of such corporation.

         38.6.  TIME. Time is of the essence of this Lease.
                ----

         38.7.  JOINT AND SEVERAL LIABILITY. If Tenant is a partnership or other
                ---------------------------
business organization, the members of which are subject to personal liability the liability of each such member shall be deemed to be joint and several.

         38.8.  MORTGAGEE'S APPROVAL. If any mortgagee of the Center requires
                ---------------------
any modification of the terms and provisions of this Lease as a condition to such financing as Landlord may desire, then Landlord shall have the right to cancel this Lease if Tenant fails or refuses to approve and execute such modification(s) thirty (30) days after Landlord's request therefore, provided said request is made at least thirty (30) days prior to delivery of possession. Upon such cancellation by Landlord, this Lease shall be null and void and neither party shall have any liability for damages or otherwise to the other by reason of such cancellation. In no event, however, shall Tenant be required to agree, and Landlord shall not have any right of cancellation for Tenant's refusal to agree, to any modification of the provisions of this Lease relating to: (a) the amount of rent or other charges reserved herein; (b) the size and/or location of the Premises; or (c) the duration and/or Commencement Date of the term of the Lease.

         38.9.  ACCORD AND SATISFACTION. Landlord is entitled to accept, receive
                -----------------------
and cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlords option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or otherwise recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's right to recover any and all amounts owed by Tenant hereunder and the Landlord's right to pursue any other available remedy.

         38.10. NO PARTNERSHIPS. Landlord does not, in any way or for any
                ---------------
purpose, become a partner, employer, principal, master, agent or joint venturer of or with Tenant.

         38.11. FORCE MAJEURE. If either party hereto shall be delayed or
                -------------
hindered in or prevented from the performance of any act required hereunder by reason of strikes, labor troubles, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, not the fault of the party delayed in performing work or doing acts required under this Lease, the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Tenant shall not be excused from any obligations for payment of rent, Percentage Rent, additional rent or any other payments required by the terms of this Lease when same are due, and all such amounts shall be paid when due.

         38.12. SUBMISSION OF LEASE. Submission of this Lease to Tenant does not
                -------------------
constitute an offer to Lease; this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant. Upon execution of this Lease by Tenant, Landlord is granted an irrevocable option for sixty (60) days to execute this Lease within said period and thereafter return a fully executed copy to Tenant. The effective date of this Lease shall be the date filled in on Page 1 hereof by Landlord, which shall be the date of execution by the last of the parties to execute this Lease.

         38.13. ATTORNEY'S FEES AND WAIVER OF JURY TRIAL. In the event the
                -----------------------------------------
Landlord finds it necessary to retain an attorney in connection with the default by Tenant in any of the agreements or covenants contained in this Lease, Tenant shall pay reasonable attorney's fees to said attorney. In the event of any litigation regarding this Lease, the losing party shall pay to the prevailing party reasonable attorney's fees. Landlord and Tenant acknowledges the delay, expense and uncertainty associated with a jury trial involving a complex commercial Lease of this nature, and in recognition of these inherent problems hereby waive their rights to a jury trial and agree that any litigation regarding this Lease will be tried without a jury.

         38.14. EXHIBITS.  The exhibits listed below and attached to this Lease
                --------
are incorporated herein referenced:

                (a)  Exhibit "A". Plot and Floor Plan to be Leased by Tenant;
                     ----------
and Legal description of real estate to be developed for the Center.

                (b)  Exhibit "B". Sign Criteria applicable to Tenant.
                     ----------

         38.15. CENTER MODIFICATION. Notwithstanding anything else contained in
                -------------------
this Lease, Landlord reserves the right to change or modify and add to or subtract from the size and dimensions of the Center or any part thereof, the number, locations and dimensions of hallways, malls, and corridors, the size, shape and location and arrangement of Common Area, and to design and decorate any portion of the Center it desires.

         38.16. FINANCIAL STATEMENTS. Tenant shall deliver to Landlord, within
                --------------------
ninety (90) days after the end of each of Tenant's fiscal years, financial statements of Tenant, in reasonable detail and certified as complete and correct by an authorized officer or principal of Tenant or, certified by an independent certified public accountant if Tenant ordinarily has such statements prepared by independent accountant or accounting firm.

         38.17. ENTIRE AGREEMENT. There are no representations, covenants,
                ----------------
warranties, promises, agreements, conditions or undertakings, oral or written, between Landlord and Tenant other than herein set forth. Except as otherwise provided herein, no subsequent alteration, amendment, changes or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by them.

         39.    ADDITIONAL PROVISIONS:
                ---------------------
                Signs: Lessee shall have the right, subject to Lessor's specifications and prior written approval, to install such Signs, upon the exterior front of the Leased Premises only, subject to any applicable laws, ordinances and other governmental regulations and requirements. A permanent Sign must be erected within forty-five (45) days of the Commencement Date, by the Lessee. Lessee shall remove such Signs at the termination of this Lease. Such installation and removal shall be done in such manner as to avoid injury, defacement or overloading of the Leased Premises. Lessee shall not be permitted to individually install a street-side on its behalf.

                IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

                Lessor acknowledges the receipt of the following amounts:

                First months rent......................          $ 1,400.00
                Security Deposit.......................          $ 1,400.00
                Total..................................          $ 2,800.00

                Driver's License #________________________
                Soc. Sec. #_______________________________
                Fed. Tax Id #_____________________________


                Landlord:  Raymond Malooly, Trustee
                -------------------------------------------
                by: /s/ RAYMOND MALOOLY
                    ---------------------------------------

                Tenant:
                ------

                signed: /s/ ROBERT HIGGINBOTHAM
                -------------------------------------------
                by: Robert Higginbotham
                -------------------------------------------
                                                                              17